UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 19, 2018
_________________________
Marriott Vacations Worldwide Corporation
(Exact name of registrant as specified in its charter)
 _________________________

Delaware	001-35219	45-2598330
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6649 Westwood Blvd., Orlando, FL	32821
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (407) 206-6000
N/A
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
Recast Financial Information
Marriott Vacations Worldwide Corporation (“we,” “us,” “Marriott Vacations Worldwide” or the “Company,” which includes its consolidated subsidiaries except where the context of the reference is to a single corporate entity) adopted Accounting Standards Update No. 2014-09 “Revenue from Contracts with Customers (Topic 606),” as amended (“ASU 2014-09”), effective January 1, 2018, utilizing the full retrospective method and began reporting comparative results under Accounting Standards Codification Topic 606, “Revenue from Contracts with Customers” (“ASC 606”) in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 (our “Q1 2018 10-Q”). We are filing this Current Report on Form 8-K (this “Current Report”) to recast Selected Financial Data and Management’s Discussion and Analysis of Financial Condition and Results of Operations for each of the three fiscal years in the period ended December 31, 2017, which are included in our Annual Report on Form 10-K for the year ended December 31, 2017 (filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 27, 2018; our “2017 Annual Report”), to reflect the retrospective application of ASC 606. Such recast information is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference, and should be read in conjunction with the recast consolidated financial statements for each of the three fiscal years in the period ended December 31, 2017 included in our Current Report on Form 8-K filed with the SEC on June 5, 2018 (we refer to those financial statements throughout this document as our “Financial Statements”), our 2017 Annual Report and our Q1 2018 10-Q.
ASC 606 provides a single, comprehensive revenue recognition model which replaces and supersedes most existing revenue recognition guidance and requires an entity to recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The standard also requires enhanced disclosures.
Fraudulently Induced Electronic Payment Disbursements
During June 2018, we identified fraudulently induced electronic payment disbursements we made to third parties in an aggregate amount of $9.9 million resulting from unauthorized third-party access to our email system. Upon detection, we immediately notified law enforcement authorities and relevant financial institutions and commenced a forensic investigation. As a result, we have since recovered $3.2 million and expect to recover a significant portion of the remaining $6.7 million through recovery of the disbursed funds and applicable insurance coverage. However, this recovery process may take up to several months. We will record a loss of $6.7 million in our consolidated financial statements for the second quarter of 2018. Any recoveries will be recorded in our results in the future.
Our investigation is ongoing. There is no indication at this time that this event involved access to any of our other systems or data and no other misappropriation of assets has been identified.
Internal Controls
In consultation with the Audit Committee of our Board of Directors and our independent registered public accounting firm, Ernst & Young, LLP, management has concluded that our controls to prevent improper electronic funds transfers were not designed effectively, resulting in a material weakness in our internal control over financial reporting. Immediately after identification of the fraudulently induced disbursements, management implemented additional controls intended to prevent fraudulently induced electronic disbursements, including additional verification and documentation procedures with respect to electronic payments. We believe these enhancements have increased the ability of our associates to identify and prevent fraudulently induced electronic disbursements and that these actions have improved our internal controls over financial reporting. However, the investigation is ongoing and further changes to internal controls may be necessary
Litigation Expenses
We will record pre-tax litigation expenses of $16.3 million on our Statements of Income for the second quarter and first half of 2018 relating to (i) agreements in principle to settle two actions in our North America segment, consisting of an accrual of $10.6 million in connection with the Petrick action described in our Q1 2018 10-Q, and an accrual of $4.6 million in connection with an action brought by owners of fractional interests at The Ritz-Carlton Club, Lake Tahoe, and (ii) certain actions in our Europe segment brought by owners of timeshare interests at two of our resorts in Spain, in connection with which the balance of the accrual will be recorded. In addition to various terms and conditions, the settlements in principle contemplate our repurchase of fractional interests owned by the plaintiffs in the Petrick and Lake Tahoe actions.

Litigation Exposure
A series of Spanish court rulings over the past several years invalidating timeshare contracts have increased our exposure to litigation and such litigation may materially adversely affect our business and financial condition. These rulings have invalidated timeshare contracts entered into after January 1999 related to certain resorts in Spain if the timeshare structure of those resorts did not meet requirements prescribed by Spanish timeshare laws enacted in 1998, even if the structure was lawful prior to 1998 and adapted to the 1998 laws pursuant to mechanisms specified in the 1998 laws. These rulings have led to an increase in lawsuits by owners seeking to invalidate timeshare contracts in Spain, including a number of such lawsuits filed by owners at two of our resorts in Spain that have been decided in favor of the owners. If additional owners at our resorts in Spain file similar lawsuits, this may: result in the invalidation of those owners’ timeshare contracts entered into after January 1999; cause us to incur material litigation and other costs, including judgment or settlement payments; and materially adversely affect the results of operation of our Europe segment, as well as our business and financial condition. Members of the vacation ownership industry disagree with these rulings and are seeking to introduce legislation that will implement a more balanced approach. However, there can be no assurance that this new legislation will be enacted. The timeshare laws, regulations and policies in Spain may continue to change or be subject to different interpretations in the future, including in ways that could negatively impact our business.
CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS
Information included or incorporated by reference in this communication, and information which may be contained in other filings with the SEC and press releases or other public statements, contains or may contain “forward-looking” statements, as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the SEC in its rules, regulations and releases. These forward-looking statements include, among other things, statements of plans, objectives, expectations (financial or otherwise) or intentions.
Forward-looking statements are any statements other than statements of historical fact, including statements regarding our expectations, beliefs, hopes, intentions or strategies regarding the future. Among other things, these forward-looking statements may include statements: regarding our expectation that we will recover a significant portion of the $6.7 million of fraudulently induced electronic disbursements; our belief that our remediation plan and related enhancements will improve our internal controls over financial reporting; our intention to record pre-tax litigation expenses of $16.3 million on our Statements of Income for the second quarter and first half of 2018; the effects of potential litigation by owners at two of our resorts in Spain and any other statements regarding our beliefs, expectations, plans, intentions or future financial condition or performance. In some cases, forward-looking statements can be identified by the use of words such as “may,” “will,” “expects,” “should,” “believes,” “plans,” “anticipates,” “estimates,” “predicts,” “potential,” “continue” or other words of similar meaning.
Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements. Factors that might cause such a difference include, but are not limited to, our ability to defend the Company against any claims made by owners at our resorts, and those additional factors disclosed as risks in other reports filed by us with the SEC, including those described in Part I of our most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) The following exhibits are being filed herewith:

Exhibit Number	Description
99.1
Item 6. Selected Financial Data and Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, as modified to include retrospective adoption of ASU 2014-09, Revenue from Contracts with Customers (Topic 606), and subsequent amendments thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
(Registrant)

Date:	July 19, 2018	By:	/s/ John E. Geller, Jr.
		Name:	John E. Geller, Jr.
		Title:	Executive Vice President and Chief Financial and Administrative Officer

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